=================================================================


               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                        ---------------


                            FORM 8-K

                         CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities
                      Exchange Act of 1934

                        ---------------


       Date of Report (Date of earliest event reported):
                       December 31, 1998



            KENTUCKY CENTRAL LIFE INSURANCE COMPANY
     (Exact name of registrant as specified in its charter)


      Kentucky              33-13142              61-0244930
  (State or other           33-15521            (IRS Employer
  jurisdiction of   (Commission File Number) Identification No.)
   incorporation)


    Kincaid Towers, Lexington, Kentucky               40507
  (Address of principal executive offices)          (Zip Code)


                         (853) 253-5351
      (Registrant's telephone number, including area code)


                         Not Applicable
 (Former name or former address, if changed since last report)


================================================================

Item 7.   Financial Statements, Pro Forma Financial Information
          -----------------------------------------------------
and Exhibits.
------------

(a)  Financial Statements.
     --------------------

     Filed with this report are the following documents of Kentucky Central Life Insurance Company-In Liquidation:

     (1)  Financial statements as of December 31, 1999, September
          30, 1999 and December 31, 1998 prepared on modified liquidating basis (unaudited).

     (2) Notes to financial statements which have been filed with this Form 8-K.

                         Signatures
                         ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    June 23, 2000


                         KENTUCKY CENTRAL LIFE INSURANCE COMPANY


                         By: /s/ George Nichols III
                            ------------------------------------
                              George Nichols III, Commissioner
                              of the Kentucky Department of
                              Insurance, as Liquidator of
                              Kentucky Central Life Insurance
                              Company

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                               BALANCE SHEET
                          AS OF DECEMBER 31, 1999
                                (UNAUDITED)

               ASSETS                Notes
                                     -----
Cash:                                5
  Unrestricted                                $  1,368,445
  Restricted                                        31,228
                                              ------------
                                                             $  1,399,673

Short-term investments:              6
  Unrestricted                                  32,423,454
  Restricted                                        16,864
                                              ------------
                                                               32,440,318

Bonds:                               7
  Unrestricted                                  37,160,770
                                                               37,160,770

Mortgage loans                       9                          4,949,460
Real estate                          10                        22,894,200
Investment in M-C Realty, Inc.       11                           113,030
Federal income tax recoverable       12                                 0
Miscellaneous assets                 13                             2,000
Accrued investment income                                         506,228
                                                             ------------
  Total Assets                                               $ 99,465,679
                                                             ============

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
-----------

DISCLAIMER
----------

The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                               BALANCE SHEET
                          AS OF DECEMBER 31, 1999
                                (UNAUDITED)

LIABILITIES                          Notes
                                     -----
Class 1
  Guaranty associations' reimbursable
     costs under the Plan            1,14     $  7,000,000
  Accrued administrative expenses                3,626,183
                                              ------------
                                                             $ 10,626,183

Class 2
  Policy benefits                    1           2,055,178
  Opt-in amounts                     1,15      102,646,924
  Guaranty associations'
     post-closing costs              1,16       32,821,654
                                              ------------
                                                              137,523,756

Class 3
  Claims of the federal government   22(a)                              0

Class 4
  Not evaluated

Class 5
  General creditors                  17          9,149,144
  Escheat funds                                    488,118
  Taxes payable                                  4,497,750
                                              ------------
                                                               14,135,012

Class 6                                                             2,222

Class 7
  Not evaluated

Class 8                              4
  Policyholder deductible                       16,853,300
  General creditor deductible                       33,127
  Escheat funds deductible                           2,500
  Taxes payable deductible                           2,250
  Class 6 deductible                                    50
                                              ------------
                                                               16,891,227

Class 9                                                                 0

Class 10                             18
  Shareholder outstanding dividends
     and fractional shares                         666,224
  Common capital stock:
     Voting - par value, $100 per sh.                             100,000
     Class A non-voting - par value,
       $1 per sh.                               13,314,830
  Preferred dividends, Mid-Central   3           2,463,972
  Preferred stock, Mid-Central       3           8,799,900
                                              ------------
                                                               25,344,926

Other Liabilities                    22
  Tenant security deposits           5              31,228
                                              ------------
                                                                   31,228
                                                             ------------
  Total Liabilities                                          $204,554,555
(Deficiency) of Assets Over Liabilities                      (105,088,876)
                                                             ------------
  Total Liabilities and (Deficiency)                         $ 99,465,679
                                                             ============

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
-----------

DISCLAIMER
----------
The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                  STATEMENT OF RECEIPTS AND DISBURSEMENTS
               FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999
                                (UNAUDITED)

                                      Notes
                                      -----
RECEIPTS                              2      10/1-12/31/99   1/1-12/31/99
--------                                     -------------   ------------
Rental receipts                              $  1,021,471       2,442,011
Mortgage loans:
  (a)  Principal                                                        0
  (b)  Interest                                    55,000         221,000
Proceeds from:
  (a)  Mortgage loans                                   0         970,000
  (b)  Real estate                                      0      12,454,603
  (c)  Other invested assets                        7,000          14,845
  (d)  Sale of Kincaid Towers                           0      17,792,168
  (e)  Notes Receivable               8                 0       6,880,810
Agents' balances received                          27,203          89,496
Proceeds from settlements                          87,094       1,544,866
Refund from Cal. Guaranty Assoc.                                  233,738
Recovery of taxes previously paid                                 110,259
Other miscellaneous receipts and changes           20,059         209,877
                                             ------------    ------------
  Receipts before Investment Activities         1,217,827      42,963,673
                                             ------------    ------------

Interest and dividend receipts                    978,495       2,851,044
Interest on notes receivable                            0         175,384
Proceeds from Sales:
  (a)  Short-term investments                  18,943,873     163,969,324
  (b)  Bonds                                    5,634,441      43,818,452
  (c)  Stocks                                                           0
                                             ------------    ------------
     Receipts from Investment Activities       25,556,809     210,814,203
                                             ------------    ------------

Total Cash Receipts                          $ 26,774,636     253,777,876
                                             ============    ============

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
-----------

DISCLAIMER
----------
The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                  STATEMENT OF RECEIPTS AND DISBURSEMENTS
              FOR THE TWELVE  MONTHS ENDED DECEMBER 31, 1999
                                (UNAUDITED)

                                      Notes
                                      -----
DISBURSEMENTS                         2      10/1-12/31/99   1/1-12/31/99
-------------                                -------------   ------------
Losses/benefit payments               20     $    262,086         278,380
LAE payments                                            0          36,236
Legal fees                                        228,996       1,698,230
Accounting fees                                    12,844         124,440
Receivers fees                                     26,422         127,447
Consulting fees                                    99,887       1,496,000
Salaries                                           82,738         317,670
Employee benefits                                  27,826         738,595
KCL retirement liability                        3,538,193       3,538,193
Real estate taxes and expenses                    374,049         493,050
Payroll and other taxes                           201,837         215,413
Rent and related expenses                          47,710         177,056
Office expenses and miscellaneous                 108,941         491,733
Disbursements related to sale of
  Kincaid Towers                                        0       2,465,078
Interest expense                                        0          22,391
                                             ------------    ------------
  Total Disbursements                           5,011,529      12,219,912
                                             ------------    ------------
Distributions:
  (a)  Distributions of assets        1                 0      57,184,519
  (b)  Early access distributions                       0               0
                                             ------------    ------------
     Distributions                                      0      57,184,519
                                             ------------    ------------
     Disbursements & Distributions Before
       Investment Activities                                   63,420,190
                                             ------------    ------------
Investment expenses                   21                           16,769
Purchase of:
  (a)  Short-term investments                  11,938,664      92,898,187
  (b)  Bonds                                    9,989,844      91,757,030
  (c)  Stocks                                           0               0
  (d)  Mortgage loans                                   0               0
  (e)  Real estate                                      0               0
                                             ------------    ------------
     Disbursements for Investment Activities   21,928,508     184,655,217
                                             ------------    ------------

Total Cash Disbursements                       26,940,037     254,076,416
                                             ============    ============

Net Increase (Decrease) in Cash                  (165,401)       (298,540)
Cash at September 30, 1999 and
  December 31, 1998                             1,565,074       1,698,213
                                             ------------    ------------
Cash at December 31, 1999             5      $  1,399,673       1,399,673
                                             ============    ============

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
-----------

DISCLAIMER
----------
The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

             KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                         IN LIQUIDATION
                NOTES TO THE FINANCIAL STATEMENTS
                        DECEMBER 31, 1999
                           (UNAUDITED)


1. REORGANIZATION AND REINSURANCE OF THE LIFE AND HEALTH INSURANCE ASSETS OF KENTUCKY CENTRAL LIFE INSURANCE COMPANY AND ORDER OF LIQUIDATION - On February 12, 1993, Kentucky Central Life Insurance Company ("Kentucky Central" or the "Company") was placed into rehabilitation by an order of the Franklin Circuit Court ("Court") after a determination by the Commissioner of the Kentucky Department of Insurance that such action was necessary for the protection of the Company's policyholders. On February 9, 1994, after a thorough investigation regarding rehabilitating versus liquidating the Company, the Commissioner, in his capacity as Rehabilitator of Kentucky Central, filed a motion for reorganization and reinsurance of the Company's life and health assets and a petition of liquidation with the Court.

     On August 18, 1994, the Court issued an order approving the motion of the Rehabilitator for Reorganization and Reinsurance of the Company's life and health assets with Jefferson-Pilot Life Insurance Company ("JP Life"). (The Rehabilitator's Plan of Reorganization and Reinsurance together with the Guaranty Association Participation Agreement By and Among the National Organization of Life and Health Insurance Guaranty Associations and the Participating State Life and Health Insurance Guaranty Associations and Kentucky Central Life Insurance Company Acting By and Through Don W. Stephens, Insurance Commissioner of the Commonwealth of Kentucky, As Rehabilitator and Liquidator of KCL and Jefferson Pilot Life Insurance Company are hereinafter collectively referred to as the "Plan.") In conjunction therewith, the Court issued an order terminating the rehabilitation and directing the liquidation of the Company (the "Order"). The Company was ordered into liquidation following a determination by the Court that the Company was insolvent and that rehabilitation of the Company was not feasible. The Order was affirmed by the Supreme Court of Kentucky on May 11, 1995.

     The key element of the Rehabilitator's Plan of Reorganization and Reinsurance, the transfer to JP Life of most of the Company's assets in exchange for JP Life's agreement to assume and "enhance" the life insurance policies and annuity contracts previously issued by the Company, was closed on May 31, 1995. All policyholders of the Company were given the right, if they chose to do so, to keep their life insurance and annuity contracts, and immediately become policyholders of JP Life; such policyholders are referred to herein as "Opt-ins." Those policyholders who elected not to have their policies transferred are referred to herein as "Opt-outs."

     In consideration for JP Life's assumption of the liabilities for Opt-ins, the Company transferred bonds, short-term securities, cash, policy loans and certain miscellaneous assets with a total estimated value of $762,862,093 to JP Life on the date of closing. Policyholders representing approximately 95% of the total policy values in force opted into the Plan and were transferred to JP Life on the date of closing.

     The life insurance guaranty associations of the states where the Company was licensed to do business transferred assets consisting of cash and notes with a total value of $109,986,918 to JP Life in connection with the closing. Such assets, along with an enhancement added by JP Life, were used to restore the policy values of Opt-ins whose policies were covered by one of the guaranty association funds to their full amount as recorded by the Company as of the closing date and for uncovered policyholders restructured account values to the extent supported by the assets. In return for this advancement of assets on behalf of covered policyholders, the state guaranty associations obtained what is now a class 2 priority claim against the Company. The shortfall on uncovered policies was calculated at closing to be $11,231,328.

     Under the Plan, the Company retains a liability to Opt-ins over and above the amount of their full policy value as of the closing date. The ultimate amount of this liability, referred to as the Reimbursable Amount, depends on the interest rates from February 12, 1993 until a date five years from closing (i.e., May 31, 2000), and on the persistency of Opt-in policies during the five-year period after closing.

     Policyholders representing approximately 5% of the total policy values in force opted out of the Plan. The Company is obligated to pay these policyholders their proportionate share of the Company's assets up to the full amount of their statutory reserve as of February 12, 1993, plus any additions to their policy values from premiums paid and less any deductions to their policy values subsequent to that date. The full amount of such obligation to Opt-outs was approximately $57 million. The Plan calls for the Company to pay these amounts in three installments. The first installment, equivalent to 75% of the total opt-out amount, was due, and paid, 120 days after closing. The second installment was paid June 23, 1997 and the final installment was paid in June 1999.

     Assets not transferred to JP Life remained with the Company and are being liquidated by the Commissioner of the Kentucky Department of Insurance who has been designated as the Liquidator of the Company. The Liquidator is vested by operation of law with the title to all of the Company's property, contracts, and rights of action, and may recover and reduce all such assets to possession and liquidate them in accordance with the terms of the Order and applicable law. The court has ordered the Liquidator to liquidate the remaining assets of the estate as rapidly and economically as he can. As these assets are liquidated, they will be utilized to repay the guaranty associations and to make policyholders whole. The remaining assets of the Company, if any, will be distributed to other creditors and shareholders in the priority established by statute.

     Pursuant to the terms of the Plan, $50,000,000 from the assets of Kentucky Central was disbursed on February 13, 1996. Of this amount $41,039,878 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $3,557,738 was applied to reduce policy benefits due uncovered policies and $2,291,194 was applied to the Opt-in Traditional liability. The remaining $3,111,190 was later distributed to Opt-out policyholders.

     In a similar transaction, $40,000,000 was distributed from the assets of the Company in May and June 1997. Of this amount, $32,890,768 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $2,774,651 was applied to reduce policy benefits due uncovered policies and $1,834,469 was applied to the Opt-in Traditional liability. The remaining $2,500,112 was distributed to Opt-out policyholders on June 23, 1997.

     In May 1998, an additional $34,880,662 was distributed from the assets of the Company. Of this amount, $31,647,582 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $3,233,080 was applied to reduce policy benefits due uncovered policies and Opt-in Traditional liability.

     In June 1999, $57,184,519 was distributed from the assets of the Company. Of this amount, $41,081,377 reduced the liability to the Guaranty Associations, $22,817,731 on the Guaranty Associations' advances and $18,263,646 on the Guaranty Associations' post closing costs. Additionally, $6,775,707 was applied to reduce policy benefits due uncovered policies and Opt-in amounts. The remaining $9,327,434 was distributed as the final installment to Opt-out policyholders.

2. BASIS OF PRESENTATION - The accompanying financial statements of Kentucky Central Life Insurance Company (In Liquidation) are unaudited. The balance sheet has been prepared on a modified liquidating basis, that is, assets have been reported at their estimated market value when known, otherwise, they are reported on the basis more particularly described herein. The financial statements are presented generally in a format established by the National Association of Insurance Commissioners ("NAIC") Report on Receiverships.

     With regard to the liabilities, for the purposes of these financial statements, the liabilities have been preliminarily classified in accordance with the statutory scheme set forth in Chapter 304 of the Kentucky Revised Statutes, Subtitle 33, Section 430. The classifications and amounts are subject to further review and change, and the Liquidator is not bound or prejudiced by the classification of the liabilities on the financial statements as the process for reviewing the liabilities and claims is ongoing. Claims filed in the amount of $1,302,380,874 are not reflected on the financial statements.
See footnote number 23(b) for additional information regarding these claims.

     The Statement of Receipts and Disbursements is prepared on a cash basis. Since the Company has been in both rehabilitation and liquidation, the books and records were not organized in such a manner to facilitate the accounting of receipts and disbursements on a cash basis from the date of rehabilitation.

     The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

3. OWNERSHIP AND AFFILIATED COMPANIES - The common stock of Kentucky Central consists of two classes: Voting and Class A Non-voting. The Class A Non-voting common stock is publicly held and was traded on the NASDAQ stock market until removed from listing in April 1993. Further, Kentucky Central owned 100% of the common stock of Mid-Central Investment Co., Inc. ("Mid-Central"). The Company's investment in Mid-Central was previously reported on the financial statements of Kentucky Central on an equity basis. However, effective September 30, 1997, the assets and liabilities of Mid-Central were combined with the assets and liabilities of Kentucky Central consistent with the Liquidator's position regarding the true nature of these assets and liabilities under the Insurers Rehabilitation and Liquidation
Law, KRS 304.33-010 et seq.   The preferred stock of Mid-Central
was not owned by Kentucky Central. The owners of said stock have filed claims with the Liquidator. The Liquidator has classified these claims, together with the related accrued dividends, as a Class 10 liability.

4. ORDER OF DISTRIBUTION - The order of distribution from the assets of the Company's estate is set forth at KRS 304.33-430. By its express terms, the statute applies and governs the priority of distribution of assets in any proceeding to liquidate an insurer pending on the effective date of the statute. Accordingly, the order of distribution of Kentucky Central's assets is governed by the statute, as amended.

     The statute provides as follows:

     Section 1. The order of distribution of claims from the insurer's estate shall be as stated in this section. The first fifty dollars ($50) of the amount allowed on each claim in the classes under subsections
     (2) to (6), inclusive, of this section, shall be deducted from the claim and included in the class under subsection (8) of this section. Claims may not be cumulated by assignment to avoid application of the fifty dollars ($50) deductible provision. Subject to the fifty dollars ($50) deductible provision, every claim in each class shall be paid in full or adequate funds retained for the payment before the members of the next class receive any payment. No subclasses shall be established within any class. No claim by a shareholder, policyholder, or other creditor shall be permitted to circumvent the priority classes through the use of equitable remedies.

     (1) Administration costs. The costs and expenses of administration, including but not limited to the following: the actual and necessary costs of preserving or recovering the assets of the insurer; compensation for all services rendered in the liquidation; any necessary filing fees; the fees and mileage payable to witnesses; and reasonable attorneys' fees.

     (2) Loss and unearned premium claims. Claims by policyholders, beneficiaries, and insureds arising from and within the coverage of and not in excess of the applicable limits of insurance policies and insurance contracts issued by the company, and liability claims against insureds which claims are within the coverage of and not in excess of the applicable limits of insurance policies and insurance contracts issued by the company, and claims of guaranty associations or foreign guaranty associations. Notwithstanding the foregoing, the following claims shall be excluded from Class 2 priority:

          (a) Obligations of the insolvent insurer arising out of reinsurance contracts;

          (b) Obligations incurred after the expiration date of the insurance policy or after the policy has been replaced by the insured or canceled at the insured's request or after the policy has been canceled as provided in this chapter. Notwithstanding this subsection, earned premium claims on policies, other than reinsurance agreements, shall not be excluded;

          (c) Obligations to insurers, insurance pools, or underwriting associations and their claims for contribution, indemnity or subrogation, equitable or otherwise;

          (d) Any claim which is in excess of any applicable limits provided in the insurance policy issued by the insolvent insurer;

          (e) Any amount accrued as punitive or exemplary damages unless expressly covered under the terms of the policy; and

          (f) Tort claims of any kind against the insurer, and claims against the insurer for bad faith or wrongful settlement practices.

     (3) Claims of the federal government other than those claims included in Class 2.

     (4)  Wages.

          (a) Debts due to employees for services performed, not to exceed one thousand dollars ($1,000) to each employee which have been earned within one (1) year before the filing of the petition for liquidation. Officers shall not be entitled to the benefit of this priority.

          (b) This priority shall be in lieu of any other similar priority authorized by law as to wages or compensation of employees.

     (5) Residual classification. All other claims including claims of the federal or any state or local government, not falling within other classes under this section. Claims, including those of any governmental body, for a penalty or forfeiture, shall be allowed in this class only to the extent of the pecuniary loss sustained from the act, transaction or proceeding out of which the penalty or forfeiture arose, with reasonable and actual costs occasioned thereby. The remainder of such claims shall be postponed to the class of claims under subsection (8) of this section.

     (6) Judgments. Claims based solely on judgments. If a claimant files a claim and bases it both on the judgment and on the underlying facts, the claim shall be considered by the liquidator who shall give the judgment such weight as he deems appropriate. The claim as allowed shall receive the priority it would receive in the absence of the judgment. If the judgment is larger than the allowance on the underlying claim, the remaining portion of the judgment shall be treated as if it were a claim based solely on a judgment.

     (7) Interest on claims already paid. Interest at the legal rate compounded annually on all claims in the classes under subsections (1) to (6) of this section, inclusive, from the date of the petition for liquidation or the date on which the claim becomes due, whichever is later, until the date on which the dividend is declared. The liquidator, with the approval of the court may make reasonable classifications of claims for purposes of computing interest, may make approximate computations and may ignore certain classifications and time periods as de minimis.

     (8) Miscellaneous subordinated claims. The remaining claims or portions of claims not already paid, with interest as in subsection (7) of this section:

          (a) The first fifty dollars ($50) of each claim in the classes under subsections (2) to (6), inclusive, of this section, subordinated under this section;

          (b)  Claims under subsection (2) of KRS 304.33-380;

          (c)  Claims subordinated by KRS 304.33-600;

          (d)  Claims filed late;

          (e)  Portions of claims subordinated under subsection
               (5) of this section; and

          (f) Claims or portions of claims, payment of which is provided by other benefits or advantages recovered or recoverable by the claimant.

     (9) Preferred ownership claims. Surplus or contribution notes, or similar obligations, and premium refunds on assessable policies. Interest at the legal rate shall be added to each claim, as in subsections (7) and (8) of this section.

     (10) Proprietary claims. The claims of shareholders or other owners.

     Section 2. Section 1 of this Act shall apply to and govern the priority of the distribution of assets in any proceeding to liquidate an insurer pending on or commenced on or after the effective date of the Act.

The liabilities on the accompanying balance sheet are presented in accordance with the order of distribution set forth in the amended statute.

5. CASH - As of December 31, 1999, Kentucky Central had cash on deposit in banks of $ 1,399,673 of which $31,228 was restricted as tenant security deposits on real estate owned by the Company.

6. SHORT-TERM INVESTMENTS - Short-term investments consisted of the following: certificates of deposit in the amount of $854,716 money market account in the amount of $12,600,926, U.S. Treasury bill and Federal National Mortgage Association Note equal to $19,334,676. Certificates of deposit for $16,864 are held as collateral to secure letters of credit which guarantee contract performance on properties owned by the Company.

7. BONDS - Bonds in the amount of $37,160,770 are principally stated at their market value as obtained from published information concerning the market value of such bonds. The bond values are NOT based upon valuations published by the NAIC Committee on Valuation of Securities. The Kentucky Development Finance Authority bonds with a par value of $4,800,000 are included in the total at their book value of $4,800,000 as their market value is not readily ascertainable.

8.   NOTE RECEIVABLE - As part of the settlement of George
Nichols III v. Wallace and Martha Wilkinson,

Franklin Circuit Court, Civil Action No. 93-CI-00196-AP-3, the
Liquidator obtained a note in the amount of $6,880,810. The note bears interest at 5.5% per annum. As of December 31, 1999 this note including interest has been paid in full.

9. MORTGAGE LOANS - Mortgage loans on real estate are NOT stated at their market value as of December 31, 1999, but are stated at the lower of their unpaid principal balance or at the appraised value of the underlying collateral. The appraisals being used were primarily obtained on varying dates in 1998 and early 1999. Further, the mortgage loans are reported net of $143,431, the estimated costs to dispose of the loans.

10. REAL ESTATE - Real estate is stated at its estimated market value as of December 31, 1999, based on appraisals obtained between 1997 and 1999. Additionally, the total of the real estate is reported less estimated disposition costs of $1,990,800.

11. INVESTMENT IN M-C REALTY, INC. - At December 31, 1999, the Company owned 100% of the common stock of M-C Realty, Inc. ("M-C"). M-C owns 100% of the common stock of Wilkinson Hotel Enterprises, Inc. ("WHE"). WHE is a 1% general partner and M-C is a 99% limited partner in Wilkinson Hotels, Ltd. Wilkinson Hotels Ltd. is the owner and operator of the Capital Plaza Hotel in Frankfort, Kentucky.

     The Company's investment in M-C is reported on an equity basis. The primary asset of M-C is the hotel and its furniture and fixtures. As of December 31, 1999, the hotel and its furniture and fixtures had an appraised value equal to $8,000,000.

     The primary liabilities of M-C include bonds which were payable at December 15, 1997 in the amount of $4,800,000, a second mortgage in the amount of $186,018 held by Kentucky Economic Development Finance Authority and $461,734 due on a Community Development Block Grant issued by the City of Frankfort. The Company holds the bonds while Central Bank & Trust Company is the Trustee. The Liquidator has entered into an agreement with the Trustee of the bonds and the holder of the second mortgage which permits Wilkinson Hotels, Ltd. to continue to make interest and other payments on the bonds and the mortgage through December 15, 1999.

     In August 1996, M-C and certain current and former affiliates of M-C filed refund claims for corporate taxes paid to the Commonwealth of Kentucky for the 1991-94 tax years. The total amount of refunds sought is $1,132,166. The probability of collection of the refunds is unknown at this time. Accordingly, the refund claims are not reflected on the balance sheet as of this date.

12. FEDERAL INCOME TAX RECOVERABLE - The Company filed amended federal income tax returns on September 13, 1996 for the 1989-91 tax years requesting refunds of $18,502,455 plus interest. The amended returns were filed on the basis that certain Treasury Regulations were invalid. The Treasury Regulations at issue prevent the carryback of life subgroup losses to offset nonlife subgroup income on a consolidated return. The Company filed suit in the United States District Court for the Eastern District of Kentucky on May 5, 1997 in order to collect the refund claims.
On July 17, 1998, the Court entered summary judgment in favor of the United States. The Liquidator has appealed to the Sixth Circuit Court of Appeals. The probability of collection of the refund claims is unknown at this time. Accordingly, no amount is shown for the refund claims on the balance sheet as of this date.

13. MISCELLANEOUS ASSETS - This amount consists of a utility deposit of $2,000 for property owned by the Company in Frankfort, Kentucky.

     No value has been reflected on the balance sheet for Agents Debit Balances, Furniture & Fixtures and Other Receivables and Prepaid Expenses due to the fact that realization of the value of the accounts is unlikely. However, collection activities continue on all accounts due the Company and any unused fixed assets will be disposed of at the appropriate time. The net book value of the accounts as of December 31, 1999 was as follows: Agents Debit Balances - $5,988,763 Furniture & Fixtures - $32,913 and Other Receivables and Prepaid Expenses - $15,009,077.

     The Company is also a 99% partner in two rental property ventures styled Fred Burns Limited Partnerships I and II. The value to the Company of these investments, if any, is dependent upon the outcome of pending litigation. Due to the inherent uncertainty involved with litigation, it was deemed inappropriate to place any value upon these interests at this time.

14.  GUARANTY ASSOCIATIONS' REIMBURSABLE COSTS UNDER THE PLAN -
This is an estimate by the guaranty associations of their administrative costs under the Plan. This amount has not been agreed to by the liquidator and is subject to change.

15. OPT-IN AMOUNTS - This liability is a combination of the following: reimbursement for the reduced account values resulting from the difference in the rate credited to policyholders from February 12, 1993 to May 31, 1995 versus the new money rate as described in the Plan, reimbursement for the reduced account values resulting from non-contractual expenses charged by JP Life during the moratorium period subsequent to the closing as required by the Plan and reimbursement of reduced account values resulting from lower than market credited interest rates applied by JP Life during the moratorium period subsequent to the closing as required under the Plan.

16. GUARANTY ASSOCIATIONS' POST-CLOSING COSTS - This is an estimate of the guaranty associations continuing support costs through the five-year Plan period, together with accrued interest at the rate set forth in the plan.

17. GENERAL CREDITORS - This liability consists primarily of amounts due to agents under a deferred compensation agreement formerly maintained by the Company.

18. OTHER EQUITY CLAIMS - The amounts reflected as Class 10 claims include the book value of the shareholders' common stock and additional paid-in-capital ($13,414,830), the outstanding dividends and fractional shares related to the common stock ($666,224), the book value of the preferred stock of Mid-Central ($8,799,900) and the related accrued dividends ($2,463,972).

19. LOSSES/BENEFIT PAYMENTS - This amount includes payments made to policyholders with claims occurring prior to May 31, 1995 and continuing claims on credit insurance.

20. INVESTMENT EXPENSES - This expense is generally related to the operation and maintenance of the Company's investments in bonds and real estate.

21. LIABILITY TO OPT-IN POLICYHOLDERS - The Plan creates a liability to policyholders for the difference between policyholder account values as calculated before and after restructuring. The liability to Opt-in policyholders was reduced at closing by amounts paid to JP Life for the benefit of the policyholders by the guaranty associations on behalf of Kentucky Central (and such reduction is currently shown as a liability to the guaranty associations). The Plan also calls for a discharge of the liability to Opt-in policyholders upon an order by the Court after several events have occurred. It is currently anticipated that the entire amount of this liability (approximately $249 million) will ultimately be discharged by the Court. Therefore, no dollar amount is included in the financial statement.

22.  CONTINGENT LIABILITIES

     (a) INCOME TAXES - The Company may have a tax liability for Phase III taxable income. Phase III taxable income results from certain reductions to the Company's "policyholders' surplus account." The policyholders' surplus account is an untaxed income account that was accumulated under prior tax law. It is the

Company's contention, supported by tax case law, that the Company will not have any federal tax liability related to reductions in this account. If a liability is found to exist, the tax is estimated to be between $2.1 and $2.6 million. Additionally, any such tax liability will increase the amount by which the Company's liabilities exceed its assets.

     (b) CLAIMS FILED - Claims in the amount of $1,302,380,874 have been filed against Kentucky Central pursuant to the claims process required under KRS 304 Subtitle 33. The majority of these claims are not reflected in the financial statements as they are in the process of being reviewed. However, a few of the known claims are reflected. While a number of the claims may be rejected and disallowed, to the extent these claims are proven valid, they will have the effect of increasing the amount by which the Company's liabilities exceed its assets for the claims which are not already recorded as liabilities. Additionally, interest will accrue at the legal rate on those claims which are proven valid; such interest is a class 7 liability.

     The Liquidator cautions that under KRS 304.33-360(2), certain claimants may assert valid claims after the expiration of the claims bar date. Further, under KRS 304.33-360(1), certain claims - specifically, preferred ownership and proprietary claims under subsections (9) and (10) of KRS 304.33-430 and claims for unearned premiums and cash surrender values or other investment values in life insurance and annuities - are not required to be filed. Thus, total claims asserted against the Liquidator may actually be in excess of the amounts set forth above. The extent of any such additional liability is uncertain at this time.

     (c) PENDING LITIGATION - A summary of the litigation in which the Company is a party is included in each Report to the Court filed on a periodic basis in Franklin Circuit Court. The claims of litigants against the Company have not been analyzed for financial reporting purposes. Accordingly, no judgment has been made as to whether the Company will have any liability to the litigants or the amount, if any, of such liability.

             KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                        (IN LIQUIDATION)

                     AS OF DECEMBER 31, 1999
                           (UNAUDITED)

CASH
----
                                                         AMOUNT
                                                         ------
  UNRESTRICTED:

  REAL ESTATE PROPERTY MANAGER ACCOUNTS                 115,347
  OPERATING ACCOUNTS                                  1,253,098
                                                     ----------

  TOTAL                                              $1,368,445
                                                     ----------

  RESTRICTED:

  REAL ESTATE PROPERTY, TENANT SECURITY DEPOSIT      $   31,228
                                                     ----------


                                                     $1,399,673
                                                     ==========

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
----------

             KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                        (IN LIQUIDATION)


                        DECEMBER 31, 1999
                           (UNAUDITED)

SHORT-TERM INVESTMENTS
----------------------
                                                       AMOUNT
                                                       ------

UNRESTRICTED:
  FIFTH THIRD BANK U.S. TREAS. OBLIGATION FUND D    $12,600,926
  U.S. TREASURY BILL-MATURES 04/27/00                 9,852,860
  FNMA-MATURES 12/01/00                               9,481,816
  CERTIFICATES OF DEPOSIT                               350,000
  CERTIFICATE OF DEPOSIT                                137,852
                                                    -----------
     TOTAL                                           32,423,454
                                                    -----------

RESTRICTED:
  CERTIFICATE OF DEPOSIT - SECURING LETTER OF CREDIT$    16,864
                                                    -----------
     TOTAL                                          $    16,864
                                                    -----------


                                                    $32,440,318
                                                    ===========

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
----------

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                             (IN LIQUIDATION)

                                   BONDS
                          AS OF DECEMBER 31, 1999
                                (UNAUDITED)

UNRESTRICTED:

                                                    MATURITY        PAR
                      ISSUER                RATE      DATE         VALUE

  49126NAC9  KENTUCKY DEV. FINANCE AUTH.B  4.875    12/15/97   $ 4,800,000
  528908AM8  LEXINGTON-FAYETTE URBAN CO.   5.000    02/01/18       517,570
  9128272l5  U.S. TREASURY NOTE            6.250    02/28/02    10,000,000
  9128274E9  U.S. TREASURY NOTE            5.625    05/15/01    10,000,000
  31331HZF7  FEDERAL FARM CREDIT           5.875    07/02/01     2,000,000
  9128272C5  U.S. TREASURY NOTE            5.875    11/30/01    10,000,000
                                                               -----------
             TOTAL                                              31,317,570


             MARKET VALUE                                      $37,160,770

                                                               ===========

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                               BALANCE SHEET
                         AS OF SEPTEMBER 30, 1999
                                (UNAUDITED)

               ASSETS                Notes
                                     -----
Cash:                                5
  Unrestricted                                $  1,530,890
  Restricted                                        34,184
                                              ------------
                                                             $  1,565,074

Short-term investments:              6
  Unrestricted                                  39,438,875
  Restricted                                       366,864
                                              ------------
                                                               39,805,739

Bonds:                               7
  Unrestricted                                  33,301,360
                                                               33,301,360

Mortgage loans                       9                          4,949,460
Real estate                          10                        22,894,200
Investment in M-C Realty, Inc.       11                          (119,271)
Federal income tax recoverable       12                                 0
Miscellaneous assets                 13                             2,000
Accrued investment income                                         362,525
                                                             ------------
     Total Assets                                            $102,761,087
                                                             ============

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
-----------

DISCLAIMER
----------

The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                               BALANCE SHEET
                         AS OF SEPTEMBER 30, 1999
                                (UNAUDITED)

               LIABILITIES           Notes
                                     -----
Class 1
  Reserve for Kentucky Central
     Retirement Plan                 14          7,000,000
  Guaranty associations' reimbursable
     costs under the Plan            1,15     $  7,000,000
  Accrued administrative expenses                3,557,965
                                              ------------
                                                             $ 17,557,965

Class 2
  Policy benefits                    1           2,081,542
  Opt-in amounts                     1,16      102,491,572
  Guaranty associations' post-closing
     costs                           1,17       29,920,494
                                              ------------
                                                              134,493,608

Class 3
  Claims of the federal government   23(a)                              0

Class 4
  Not evaluated

Class 5
  General creditors                  18          9,149,144
  Escheat funds                                                   488,118
  Taxes payable                                                 4,497,750
                                              ------------
                                                               14,135,012

Class 6                                                             2,222

Class 7
  Not evaluated

Class 8                              4
  Policyholder deductible                       16,853,300
  General creditor deductible                       33,127
  Escheat funds deductible                           2,500
  Taxes payable deductible                           2,250
  Class 6 deductible                                    50
                                              ------------
                                                               16,891,227


Class 9                                                                 0

Class 10                             19
  Shareholder outstanding dividends
     and fractional shares                         666,224
  Common capital stock:
   Voting - par value, $100 per sh.                100,000
   Class A non-voting - par value,
     $1 per sh.                                 13,314,830
   Preferred dividends, Mid-Central  3           2,375,973
   Preferred stock,  Mid-Central     3           8,799,900
                                              ------------
                                                               25,256,927

Other Liabilities                    23
  Tenant security deposits           5              34,184
                                              ------------
                                                                   34,184
                                                             ------------
   Total Liabilities                                         $208,371,145
(Deficiency) of Assets Over Liabilities                      (105,610,058)
                                                             ------------
   Total Liabilities and (Deficiency)                        $102,761,087
                                                             ============

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
-----------

DISCLAIMER
----------

The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                  STATEMENT OF RECEIPTS AND DISBURSEMENTS
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                                (UNAUDITED)

                                      Notes
                                      -----
RECEIPTS                              2       7/1-9/30/99    1/1-9/30/99
--------                                      -----------    -----------
Rental receipts                                   494,135       1,420,541
Mortgage loans:
  (a)  Principal                                        0               0
  (b)  Interest                                    55,000         166,000
Proceeds from:
  (a)  Mortgage loans                                   0         970,000
  (b)  Real estate                                      0      12,454,603
  (c)  Other invested assets                       (7,031)          7,845
  (d)  Sale of Kincaid Towers                           0      17,792,168
  (e)  Notes Receivable               8         6,880,810       6,880,810
Agents' balances received                          12,272          62,293
Proceeds from settlements                         557,771       1,457,771
Refund from Cal. Guaranty Assoc.                                  233,738
Recovery of taxes previously paid                                 110,259
Other miscellaneous receipts and changes           15,140         189,817
                                             ------------    ------------
  Receipts before Investment Activities         8,008,097      41,745,846
                                             ------------    ------------

Interest and dividend receipts                    526,547       1,872,549
Interest on notes receivable                       95,389         175,384
Proceeds from Sales:
  (a)  Short-term investments                   6,490,127     145,025,451
  (b)  Bonds                                      319,876      38,184,010
  (c)  Stocks                                           0               0
                                             ------------    ------------
  Receipts from Investment Activities           7,431,939     185,257,394
                                             ------------    ------------

Total Cash Receipts                          $ 15,440,036     227,003,240
                                             ============    ============

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
-----------

DISCLAIMER
----------

The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                  STATEMENT OF RECEIPTS AND DISBURSEMENTS
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                                (UNAUDITED)

                                      Notes
                                      -----
DISBURSEMENTS                         2      7/1-9/30/99     1/1-9/30/99
                                             -----------     -----------
Losses/benefit payments               20     $      3,147          16,293
LAE payments                                       36,236          36,236
Legal fees                                        308,775       1,469,234
Accounting fees                                    61,682         111,597
Receivers fees                                     35,469         101,025
Consulting fees                                   209,465       1,396,113
Salaries                                           54,029         234,932
Employee benefits                                  93,280         710,769
Real estate taxes                                   2,903         119,001
Payroll and other taxes                             4,164          13,576
Rent and related expenses                          31,350         129,346
Office expenses and miscellaneous                 132,211         382,791
Disbursements related to sale of
  Kincaid Towers                                                2,465,078
Interest expense                                                   22,391
                                             ------------    ------------
  Total Disbursements                             972,710       7,208,382
                                             ------------    ------------
Distributions:
  (a)  Distributions of assets        1                 0      57,184,519
  (b)  Early access distributions                       0               0
                                             ------------    ------------
     Distributions                                      0      57,184,519
                                             ------------    ------------
     Disbursements & Distributions Before
      Investment Activities                             0      63,420,190
                                             ------------    ------------
Investment expenses                   21                           16,769
Purchase of:
  (a)  Short-term investments                  12,329,790      80,959,523
  (b)  Bonds                                    2,311,221      81,767,187
  (c)  Stocks                                           0               0
  (d)  Mortgage loans                                   0               0
  (e)  Real estate                                      0               0
                                             ------------    ------------
  Disbursements for Investment Activities      14,641,010     162,726,709
                                             ------------    ------------

Total Cash Disbursements                       15,613,720     227,136,378
                                             ============    ============

Net Increase (Decrease) in Cash                  (173,684)       (133,139)
Cash at June 30, 1999 and December 31,1998      1,738,758       1,698,213
                                             ------------    ------------
Cash at September 30, 1999            5      $  1,565,074       1,565,074
                                             ============    ============

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
-----------

DISCLAIMER
----------

The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

             KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                         IN LIQUIDATION
                NOTES TO THE FINANCIAL STATEMENTS
                       SEPTEMBER 30, 1999
                           (UNAUDITED)


1. REORGANIZATION AND REINSURANCE OF THE LIFE AND HEALTH INSURANCE ASSETS OF KENTUCKY CENTRAL LIFE INSURANCE COMPANY AND ORDER OF LIQUIDATION - On February 12, 1993, Kentucky Central Life Insurance Company ("Kentucky Central" or the "Company") was placed into rehabilitation by an order of the Franklin Circuit Court ("Court") after a determination by the Commissioner of the Kentucky Department of Insurance that such action was necessary for the protection of the Company's policyholders. On February 9, 1994, after a thorough investigation regarding rehabilitating versus liquidating the Company, the Commissioner, in his capacity as Rehabilitator of Kentucky Central, filed a motion for reorganization and reinsurance of the Company's life and health assets and a petition of liquidation with the Court.

     On August 18, 1994, the Court issued an order approving the motion of the Rehabilitator for Reorganization and Reinsurance of the Company's life and health assets with Jefferson-Pilot Life Insurance Company ("JP Life"). (The Rehabilitator's Plan of Reorganization and Reinsurance together with the Guaranty Association Participation Agreement By and Among the National Organization of Life and Health Insurance Guaranty Associations and the Participating State Life and Health Insurance Guaranty Associations and Kentucky Central Life Insurance Company Acting By and Through Don W. Stephens, Insurance Commissioner of the Commonwealth of Kentucky, As Rehabilitator and Liquidator of KCL and Jefferson Pilot Life Insurance Company are hereinafter collectively referred to as the "Plan.") In conjunction therewith, the Court issued an order terminating the rehabilitation and directing the liquidation of the Company (the "Order"). The Company was ordered into liquidation following a determination by the Court that the Company was insolvent and that rehabilitation of the Company was not feasible. The Order was affirmed by the Supreme Court of Kentucky on May 11, 1995.

     The key element of the Rehabilitator's Plan of Reorganization and Reinsurance, the transfer to JP Life of most of the Company's assets in exchange for JP Life's agreement to assume and "enhance" the life insurance policies and annuity contracts previously issued by the Company, was closed on May 31, 1995. All policyholders of the Company were given the right, if they chose to do so, to keep their life insurance and annuity contracts, and immediately become policyholders of JP Life; such policyholders are referred to herein as "Opt-ins." Those policyholders who elected not to have their policies transferred are referred to herein as "Opt-outs."

     In consideration for JP Life's assumption of the liabilities for Opt-ins, the Company transferred bonds, short-term securities, cash, policy loans and certain miscellaneous assets with a total estimated value of $762,862,093 to JP Life on the date of closing. Policyholders representing approximately 95% of the total policy values in force opted into the Plan and were transferred to JP Life on the date of closing.

     The life insurance guaranty associations of the states where the Company was licensed to do business transferred assets consisting of cash and notes with a total value of $109,986,918 to JP Life in connection with the closing. Such assets, along with an enhancement added by JP Life, were used to restore the policy values of Opt-ins whose policies were covered by one of the guaranty association funds to their full amount as recorded by the Company as of the closing date and for uncovered policyholders restructured account values to the extent supported by the assets. In return for this advancement of assets on behalf of covered policyholders, the state guaranty associations obtained what is now a class 2 priority claim against the Company. The shortfall on uncovered policies was calculated at closing to be $11,231,328.

     Under the Plan, the Company retains a liability to Opt-ins over and above the amount of their full policy value as of the closing date. The ultimate amount of this liability, referred to as the Reimbursable Amount, depends on the interest rates from February 12, 1993 until a date five years from closing (i.e., May 31, 2000), and on the persistency of Opt-in policies during the five-year period after closing.

     Policyholders representing approximately 5% of the total policy values in force opted out of the Plan. The Company is obligated to pay these policyholders their proportionate share of the Company's assets up to the full amount of their statutory reserve as of February 12, 1993, plus any additions to their policy values from premiums paid and less any deductions to their policy values subsequent to that date. The full amount of such obligation to Opt-outs was approximately $57 million. The Plan calls for the Company to pay these amounts in three installments. The first installment, equivalent to 75% of the total opt-out amount, was due, and paid, 120 days after closing. The second installment was paid June 23, 1997 and the final installment was paid in June 1999.

     Assets not transferred to JP Life remained with the Company and are being liquidated by the Commissioner of the Kentucky Department of Insurance who has been designated as the Liquidator of the Company. The Liquidator is vested by operation of law with the title to all of the Company's property, contracts, and rights of action, and may recover and reduce all such assets to possession and liquidate them in accordance with the terms of the Order and applicable law. The court has ordered the Liquidator to liquidate the remaining assets of the estate as rapidly and economically as he can. As these assets are liquidated, they will be utilized to repay the guaranty associations and to make policyholders whole. The remaining assets of the Company, if any, will be distributed to other creditors and shareholders in the priority established by statute.

     Pursuant to the terms of the Plan, $50,000,000 from the assets of Kentucky Central was disbursed on February 13, 1996. Of this amount $41,039,878 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $3,557,738 was applied to reduce policy benefits due uncovered policies and $2,291,194 was applied to the Opt-in Traditional liability. The remaining $3,111,190 was later distributed to Opt-out policyholders.

     In a similar transaction, $40,000,000 was distributed from the assets of the Company in May and June 1997. Of this amount, $32,890,768 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $2,774,651 was applied to reduce policy benefits due uncovered policies and $1,834,469 was applied to the Opt-in Traditional liability. The remaining $2,500,112 was distributed to Opt-out policyholders on June 23, 1997.

     In May 1998, an additional $34,880,662 was distributed from the assets of the Company. Of this amount, $31,647,582 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $3,233,080 was applied to reduce policy benefits due uncovered policies and Opt-in Traditional liability.

     In June 1999, $57,184,519 was distributed from the assets of the Company. Of this amount, $41,081,377 reduced the liability to the Guaranty Associations, $22,817,731 on the Guaranty Associations' advances and $18,263,646 on the Guaranty Associations' post closing costs. Additionally, $6,775,707 was applied to reduce policy benefits due uncovered policies and Opt-in amounts. The remaining $9,327,434 was distributed as the final installment to Opt-out policyholders.

2. BASIS OF PRESENTATION - The accompanying financial statements of Kentucky Central Life Insurance Company (In Liquidation) are unaudited. The balance sheet has been prepared on a modified liquidating basis, that is, assets have been reported at their estimated market value when known, otherwise, they are reported on the basis more particularly described herein. The financial statements are presented generally in a format established by the National Association of Insurance Commissioners ("NAIC") Report on Receiverships.

     With regard to the liabilities, for the purposes of these financial statements, the liabilities have been preliminarily classified in accordance with the statutory scheme set forth in Chapter 304 of the Kentucky Revised Statutes, Subtitle 33,
Section 430. The classifications and amounts are subject to further review and change, and the Liquidator is not bound or prejudiced by the classification of the liabilities on the financial statements as the process for reviewing the liabilities and claims is ongoing. Claims filed in the amount of $1,302,380,874 are not reflected on the financial statements.
See footnote number 23(b) for additional information regarding these claims.

     The Statement of Receipts and Disbursements is prepared on a cash basis. Since the Company has been in both rehabilitation and liquidation, the books and records were not organized in such a manner to facilitate the accounting of receipts and disbursements on a cash basis from the date of rehabilitation.

     The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

3. OWNERSHIP AND AFFILIATED COMPANIES - The common stock of Kentucky Central consists of two classes: Voting and Class A Non-voting. The Class A Non-voting common stock is publicly held and was traded on the NASDAQ stock market until removed from listing in April 1993. Further, Kentucky Central owned 100% of the common stock of Mid-Central Investment Co., Inc. ("Mid-Central"). The Company's investment in Mid-Central was previously reported on the financial statements of Kentucky Central on an equity basis. However, effective September 30, 1997, the assets and liabilities of Mid-Central were combined with the assets and liabilities of Kentucky Central consistent with the Liquidator's position regarding the true nature of these assets and liabilities under the Insurers Rehabilitation and Liquidation
Law, KRS 304.33-010 et seq.   The preferred stock of Mid-Central
was not owned by Kentucky Central. The owners of said stock have filed claims with the Liquidator. The Liquidator has classified these claims, together with the related accrued dividends, as a Class 10 liability.

4. ORDER OF DISTRIBUTION - The order of distribution from the assets of the Company's estate is set forth at KRS 304.33-430. By its express terms, the statute applies and governs the priority of distribution of assets in any proceeding to liquidate an insurer pending on the effective date of the statute. Accordingly, the order of distribution of Kentucky Central's assets is governed by the statute, as amended.

     The statute provides as follows:

     Section 1. The order of distribution of claims from the insurer's estate shall be as stated in this section. The first fifty dollars ($50) of the amount allowed on each claim in the classes under subsections
     (2) to (6), inclusive, of this section, shall be deducted from the claim and included in the class under subsection (8) of this section. Claims may not be cumulated by assignment to avoid application of the fifty dollars ($50) deductible provision. Subject to the fifty dollars ($50) deductible provision, every claim in each class shall be paid in full or adequate funds retained for the payment before the members of the next class receive any payment. No subclasses shall be established within any class. No claim by a shareholder, policyholder, or other creditor shall be permitted to circumvent the priority classes through the use of equitable remedies.

     (1) Administration costs. The costs and expenses of administration, including but not limited to the following: the actual and necessary costs of preserving or recovering the assets of the insurer; compensation for all services rendered in the liquidation; any necessary filing fees; the fees and mileage payable to witnesses; and reasonable attorneys' fees.

     (2) Loss and unearned premium claims. Claims by policyholders, beneficiaries, and insureds arising from and within the coverage of and not in excess of the applicable limits of insurance policies and insurance contracts issued by the company, and liability claims against insureds which claims are within the coverage of and not in excess of the applicable limits of insurance policies and insurance contracts issued by the company, and claims of guaranty associations or foreign guaranty associations. Notwithstanding the foregoing, the following claims shall be excluded from Class 2 priority:

          (a) Obligations of the insolvent insurer arising out of reinsurance contracts;

          (b) Obligations incurred after the expiration date of the insurance policy or after the policy has been replaced by the insured or canceled at the insured's request or after the policy has been canceled as provided in this chapter. Notwithstanding this subsection, earned premium claims on policies, other than reinsurance agreements, shall not be excluded;

          (c) Obligations to insurers, insurance pools, or underwriting associations and their claims for contribution, indemnity or subrogation, equitable or otherwise;

          (d) Any claim which is in excess of any applicable limits provided in the insurance policy issued by the insolvent insurer;

          (e) Any amount accrued as punitive or exemplary damages unless expressly covered under the terms of the policy; and

          (f) Tort claims of any kind against the insurer, and claims against the insurer for bad faith or wrongful settlement practices.

     (3) Claims of the federal government other than those claims included in Class 2.

     (4)  Wages.

          (a) Debts due to employees for services performed, not to exceed one thousand dollars ($1,000) to each employee which have been earned within one (1) year before the filing of the petition for liquidation. Officers shall not be entitled to the benefit of this priority.

          (b) This priority shall be in lieu of any other similar priority authorized by law as to wages or compensation of employees.

     (5) Residual classification. All other claims including claims of the federal or any state or local government, not falling within other classes under this section. Claims, including those of any governmental body, for a penalty or forfeiture, shall be allowed in this class only to the extent of the pecuniary loss sustained from the act, transaction or proceeding out of which the penalty or forfeiture arose, with reasonable and actual costs occasioned thereby. The remainder of such claims shall be postponed to the class of claims under subsection (8) of this section.

     (6) Judgments. Claims based solely on judgments. If a claimant files a claim and bases it both on the judgment and on the underlying facts, the claim shall be considered by the liquidator who shall give the judgment such weight as he deems appropriate. The claim as allowed shall receive the priority it would receive in the absence of the judgment. If the judgment is larger than the allowance on the underlying claim, the remaining portion of the judgment shall be treated as if it were a claim based solely on a judgment.

     (7) Interest on claims already paid. Interest at the legal rate compounded annually on all claims in the classes under subsections (1) to (6) of this section, inclusive, from the date of the petition for liquidation or the date on which the claim becomes due, whichever is later, until the date on which the dividend is declared. The liquidator, with the approval of the court may make reasonable classifications of claims for purposes of computing interest, may make approximate computations and may ignore certain classifications and time periods as de minimis.

     (8) Miscellaneous subordinated claims. The remaining claims or portions of claims not already paid, with interest as in subsection (7) of this section:

          (a) The first fifty dollars ($50) of each claim in the classes under subsections (2) to (6), inclusive, of this section, subordinated under this section;

          (b)  Claims under subsection (2) of KRS 304.33-380;

          (c)  Claims subordinated by KRS 304.33-600;

          (d)  Claims filed late;

          (e)  Portions of claims subordinated under subsection
               (5) of this section; and

          (f) Claims or portions of claims, payment of which is provided by other benefits or advantages recovered or recoverable by the claimant.

     (9) Preferred ownership claims. Surplus or contribution notes, or similar obligations, and premium refunds on assessable policies. Interest at the legal rate shall be added to each claim, as in subsections (7) and (8) of this section.

     (10) Proprietary claims. The claims of shareholders or other owners.

     Section 2. Section 1 of this Act shall apply to and govern the priority of the distribution of assets in any proceeding to liquidate an insurer pending on or commenced on or after the effective date of the Act.

The liabilities on the accompanying balance sheet are presented in accordance with the order of distribution set forth in the amended statute.

5. CASH - As of September 30, 1999, Kentucky Central had cash on deposit in banks of $ 1,565,074 of which $34,184 was restricted as tenant security deposits on real estate owned by the Company.

6. SHORT-TERM INVESTMENTS - Short-term investments consisted of the following: certificates of deposit in the amount of $713,227, money market accounts in the amount of $60,640, U.S. Treasury bills and Treasury Obligations equal to $39,031,872. Certificates of deposit for $366,864 are held as collateral to secure letters of credit which guarantee contract performance on properties owned by the Company.

7. BONDS - Bonds in the amount of $33,301,360 are principally stated at their market value as obtained from published information concerning the market value of such bonds. The bond values are NOT based upon valuations published by the NAIC Committee on Valuation of Securities. The Kentucky Development Finance Authority bonds with a par value of $5,000,000 are included in the total at their book value of $5,000,000 as their market value is not readily ascertainable.

8. NOTE RECEIVABLE - As part of the settlement of George Nichols III v. Wallace and Martha Wilkinson, Franklin Circuit Court, Civil Action No. 93-CI-00196-AP-3, the Liquidator obtained a note in the amount of $6,880,810. The note bears interest at 5.5% per annum. As of September 30, 1999 this note including interest has been paid in full.

9. MORTGAGE LOANS - Mortgage loans on real estate are NOT stated at their market value as of September 30, 1999, but are stated at the lower of their unpaid principal balance or at the appraised value of the underlying collateral. The appraisals being used were primarily obtained on varying dates in 1998 and early 1999. Further, the mortgage loans are reported net of $143,431, the estimated costs to dispose of the loans.

10. REAL ESTATE - Real estate is stated at its estimated market value as of September 30, 1999, based on appraisals obtained between 1997 and 1999. Additionally, the total of the real estate is reported less estimated disposition costs of $1,990,800.

11. INVESTMENT IN M-C REALTY, INC. - At September 30, 1999, the Company owned 100% of the common stock of M-C Realty, Inc. ("M-C"). M-C owns 100% of the common stock of Wilkinson Hotel Enterprises, Inc. ("WHE"). WHE is a 1% general partner and M-C is a 99% limited partner in Wilkinson Hotels, Ltd. Wilkinson Hotels Ltd. is the owner and operator of the Capital Plaza Hotel in Frankfort, Kentucky.

     The Company's investment in M-C is reported on an equity basis. The primary asset of M-C is the hotel and its furniture and fixtures. As of May 3, 1999, the hotel and its furniture and fixtures had an appraised value equal to $7,152,500.

     The primary liabilities of M-C include bonds which were payable at December 15, 1997 in the amount of $5,000,000, a second mortgage in the amount of $244,041 held by Kentucky Economic Development Finance Authority and $461,734 due on a Community Development Block Grant issued by the City of Frankfort. The Company holds the bonds while Central Bank & Trust Company is the Trustee. The Liquidator has entered into an agreement with the Trustee of the bonds and the holder of the second mortgage which permits Wilkinson Hotels, Ltd. to continue to make interest and other payments on the bonds and the mortgage through December 15, 1999.

     In August 1996, M-C and certain current and former affiliates of M-C filed refund claims for corporate taxes paid to the Commonwealth of Kentucky for the 1991-94 tax years. The total amount of refunds sought is $1,132,166. The probability of collection of the refunds is unknown at this time. Accordingly, the refund claims are not reflected on the balance sheet as of this date.

12. FEDERAL INCOME TAX RECOVERABLE - The Company filed amended federal income tax returns on September 13, 1996 for the 1989-91 tax years requesting refunds of $18,502,455 plus interest. The amended returns were filed on the basis that certain Treasury Regulations were invalid. The Treasury Regulations at issue prevent the carryback of life subgroup losses to offset nonlife subgroup income on a consolidated return. The Company filed suit in the United States District Court for the Eastern District of Kentucky on May 5, 1997 in order to collect the refund claims.
On July 17, 1998, the Court entered summary judgment in favor of the United States. The Liquidator has appealed to the Sixth Circuit Court of Appeals. The probability of collection of the refund claims is unknown at this time. Accordingly, no amount is shown for the refund claims on the balance sheet as of this date.

13. MISCELLANEOUS ASSETS - This amount consists of a utility deposit of $2,000 for property owned by the Company in Frankfort, Kentucky.

               No value has been reflected on the balance sheet for Agents Debit Balances, Furniture & Fixtures and Other Receivables and Prepaid Expenses due to the fact that realization of the value of the accounts is unlikely. However, collection activities continue on all accounts due the Company and any unused fixed assets will be disposed of at the appropriate time. The net book value of the accounts as of September 30, 1999 was as follows: Agents Debit Balances - $6,040,508 Furniture & Fixtures - $49,175 and Other Receivables and Prepaid Expenses - $15,290,860.

     The Company is also a 99% partner in two rental property ventures styled Fred Burns Limited Partnerships I and II. The value to the Company of these investments, if any, is dependent upon the outcome of pending litigation. Due to the inherent uncertainty involved with litigation, it was deemed inappropriate to place any value upon these interests at this time.

14. RESERVE FOR KENTUCKY CENTRAL RETIREMENT PLAN - This is an estimate of the amount which may be necessary to accomplish a standard termination of the Kentucky Central Retirement Plan. By order date September 23, 1997, the Franklin Circuit Court authorized the Liquidator to pay up to seven million dollars to effectuate a standard termination of the Plan.

15.  GUARANTY ASSOCIATIONS' REIMBURSABLE COSTS UNDER THE PLAN -
This is an estimate by the guaranty associations of their administrative costs under the Plan. This amount has not been agreed to by the Liquidator and is subject to change.

16. OPT-IN AMOUNTS - This liability is a combination of the following: reimbursement for the reduced account values resulting from the difference in the rate credited to policyholders from February 12, 1993 to May 31, 1995 versus the new money rate as described in the Plan, reimbursement for the reduced account values resulting from non-contractual expenses charged by JP Life during the moratorium period subsequent to the closing as required by the Plan and reimbursement of reduced account values resulting from lower than market credited interest rates applied by JP Life during the moratorium period subsequent to the closing as required under the Plan.

17. GUARANTY ASSOCIATIONS' POST-CLOSING COSTS - This is an estimate of the guaranty associations continuing support costs through the five-year Plan period, together with accrued interest at the rate set forth in the plan.

18. GENERAL CREDITORS - This liability consists primarily of amounts due to agents under a deferred compensation agreement formerly maintained by the Company.

19. OTHER EQUITY CLAIMS - The amounts reflected as Class 10 claims include the book value of the shareholders' common stock and additional paid-in-capital ($13,414,830), the outstanding dividends and fractional shares related to the common stock ($666,224), the book value of the preferred stock of Mid-Central ($8,799,900) and the related accrued dividends ($2,375,973).

20. LOSSES/BENEFIT PAYMENTS - This amount includes payments made to policyholders with claims occurring prior to May 31, 1995 and continuing claims on credit insurance.

21. INVESTMENT EXPENSES - This expense is generally related to the operation and maintenance of the Company's investments in bonds and real estate.

22. LIABILITY TO OPT-IN POLICYHOLDERS - The Plan creates a liability to policyholders for the difference between policyholder account values as calculated before and after restructuring. The liability to Opt-in policyholders was reduced at closing by amounts paid to JP Life for the benefit of the policyholders by the guaranty associations on behalf of Kentucky Central (and such reduction is currently shown as a liability to the guaranty associations). The Plan also calls for a discharge of the liability to Opt-in policyholders upon an order by the Court after several events have occurred. It is currently anticipated that the entire amount of this liability (approximately $249 million) will ultimately be discharged by the Court. Therefore, no dollar amount is included in the financial statement.

23.  CONTINGENT LIABILITIES

     (a) INCOME TAXES - The Company may have a tax liability for Phase III taxable income. Phase III taxable income results from certain reductions to the Company's "policyholders' surplus account." The policyholders' surplus account is an untaxed income account that was accumulated under prior tax law. It is the Company's contention, supported by tax case law, that the Company will not have any federal tax liability related to reductions in this account. If a liability is found to exist, the tax is estimated to be between $2.1 and $2.6 million. Additionally, any such tax liability will increase the amount by which the Company's liabilities exceed its assets.

     (b) CLAIMS FILED - Claims in the amount of $1,302,380,874 have been filed against Kentucky Central pursuant to the claims process required under KRS 304 Subtitle 33. The majority of these claims are not reflected in the financial statements as they are in the process of being reviewed. However, a few of the known claims are reflected. While a number of the claims may be rejected and disallowed, to the extent these claims are proven valid, they will have the effect of increasing the amount by which the Company's liabilities exceed its assets for the claims which are not already recorded as liabilities. Additionally, interest will accrue at the legal rate on those claims which are proven valid; such interest is a class 7 liability.

     The Liquidator cautions that under KRS 304.33-360(2), certain claimants may assert valid claims after the expiration of the claims bar date. Further, under KRS 304.33-360(1), certain claims - specifically, preferred ownership and proprietary claims under subsections (9) and (10) of KRS 304.33-430 and claims for unearned premiums and cash surrender values or other investment values in life insurance and annuities - are not required to be filed. Thus, total claims asserted against the Liquidator may actually be in excess of the amounts set forth above. The extent of any such additional liability is uncertain at this time.

     (c) PENDING LITIGATION - A summary of the litigation in which the Company is a party is included in each Report to the Court filed on a periodic basis in Franklin Circuit Court. The claims of litigants against the Company have not been analyzed for financial reporting purposes. Accordingly, no judgment has been made as to whether the Company will have any liability to the litigants or the amount, if any, of such liability.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                             (IN LIQUIDATION)

                         AS OF SEPTEMBER 30, 1999
                                (UNAUDITED)

CASH
----
                                                            AMOUNT
                                                            ------
UNRESTRICTED:
  REAL ESTATE PROPERTY MANAGER ACCOUNTS                        231,819
  OPERATING ACCOUNTS                                         1,299,071
                                                            ----------

  TOTAL                                                     $1,530,890
                                                            ----------

RESTRICTED:
  FALCON CREST CONDOS, TENANT SECURITY DEPOSIT              $   15,000
  BLUEBONNET VILLAS, TENANT SECURITY DEPOSIT                     1,533
  BLUEBONNET OFFICE BLDG, TENANT SECURITY DEPOSIT                2,365
  BLUEBONNET FLEX BLDG, TENANT SECURITY DEPOSIT                 15,285
                                                            ----------

  TOTAL                                                     $   34,184
                                                            ----------

                                                            $1,565,074
                                                            ==========

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
-----------

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                             (IN LIQUIDATION)

                            SEPTEMBER 30, 1999
                                (UNAUDITED)

SHORT-TERM INVESTMENTS
----------------------
                                                             AMOUNT
                                                             ------
UNRESTRICTED:
  GOLDMAN SACHS MONEY MARKET FUND, CENTRAL BANK                   60,640
  FIFTH THIRD BANK U.S.TREAS. OBLIGATION FUND D              $19,455,417
  U.S. TREASURY BILL-MATURES 04/27/00                          9,737,160
  U.S. TREASURY BILL-MATURES 2/03/00                           9,839,295
  CERTIFICATE OF DEPOSIT                                         346,363
                                                             -----------
     TOTAL                                                    39,438,875
                                                             ===========

RESTRICTED:
  CERTIFICATE OF DEPOSIT - SECURING LETTER OF CREDIT         $    16,864
  CERTIFICATES OF DEPOSIT - AS PER FRANCHISE AGREEMENT           350,000
                                                             -----------
     TOTAL                                                   $   366,864
                                                             ===========

                                                             $39,805,739
                                                             ===========

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
-----------

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              (IN LIQUIDATON)

                                   BONDS
                         AS OF SEPTEMBER 30, 1999
                                (UNAUDITED)

UNRESTRICTED:
                                                      MATURITY    PAR
  CUSIP #              ISSUER                 RATE      DATE     VALUE

49126NAC9   KENTUCKY DEV. FINANCE AUTH.B     5.340   12/15/97    5,000,000
528908AM8   LEXINGTON-FAYETTE URBAN CO       5.000   02/01/18      548,556
9128272L5   U.S. TREASURY NOTE               6.250   02/28/02   10,000,000
9128274E9   U.S. TREASURY NOTE               5.625   5/15/01    10,000,000
31331HZF7   FEDERAL FARM CREDIT              5.875   7/2/01      2,000,000
912833JX9   U.S. TREASURY STRIP                      11/15/11    2,250,000
912833DD9   U.S. TREASURY STRIP                      2/15/13     3,250,000
912833KF6   U.S. TREASURY STRIP                      11/15/15    2,575,000
912833FY1   U.S. TREASURY STRIP                      5/15/20     3,750,000
912803BH6   U.S. TREASURY STRIP                      8/15/26     1,625,000
912803BM4   U.S. TREASURY STRIP                      11/15/27    5,750,000
                                                               -----------
            TOTAL                                               46,748,556

            MARKET VALUE                                       $33,301,360
                                                               ===========

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
-----------

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                           AMENDED BALANCE SHEET
                          AS OF DECEMBER 31, 1998
                                (UNAUDITED)

     ASSETS                           Notes
                                      -----
Cash:                                 5
  Unrestricted                                $  1,626,099
  Restricted                                        72,114
                                              ------------
                                                             $  1,698,213

Short-term investments:               6
  Unrestricted                                  74,737,777
  Restricted                                     3,641,078
                                              ------------
                                                               78,378,855

Bonds:                                7
  Unrestricted                                  24,082,222
  Restricted                                       800,391
                                              ------------
                                                               24,882,613

Kincaid Tower Building                                         18,000,000
Mortgage loans                        8                         5,846,460
Real estate                           9                        33,373,000
Investment in M-C Realty, Inc.        10                         (119,271)
Other invested assets                 11                                0
Federal income tax recoverable        12                                0
Miscellaneous assets                  13                            2,000
Accrued investment income                                         245,165
                                                             ------------
     Total  Assets                                           $162,307,035
                                                             ============

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------

DISCLAIMER
----------
The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                               BALANCE SHEET
                          AS OF DECEMBER 31, 1998
                                (UNAUDITED)

     LIABILITIES                      Notes
                                      -----
Class 1
  Reserve for Kentucky Central
     Retirement Plan                  14         7,000,000
  Guaranty associations' reimbursable
     costs under the Plan             1,15    $  3,200,000
  Accrued administrative expenses                4,413,733
                                              ------------
                                                             $ 14,613,733

Class 2
  Policy benefits                     1          3,910,174
  Opt-in amounts                      1,16     109,267,279
  Guaranty associations' advances     1,17      20,044,720
  Guaranty associations' post-closing
     costs                            1,18      48,184,140
  Opt-out amounts                     1,19       9,305,749
                                              ------------
                                                              190,712,062

Class 3
  Claims of the federal government    26(a)                             0

Class 4
  Not evaluated

Class 5
  General creditors                   21         9,669,775
  Escheat funds                                    488,118
  Taxes payable                                  4,497,750
                                              ------------
                                                               14,655,643

Class 6
  Not evaluated

Class 7
  Not evaluated

Class 8                               4
  Policyholder deductible                       17,206,052
  General creditor deductible                       33,127
  Escheat funds deductible                           2,500
  Taxes payable deductible                           2,250
                                              ------------
                                                               17,243,929

Class 9
  Not evaluated

Class 10                              22
  Shareholder outstanding dividends
     and fractional shares                         666,224
  Common capital stock:
     Voting - par value, $100 per sh.              100,000
     Class A non-voting - par value,
       $1 per sh.                               13,314,830
     Preferred dividends,  Mid-Central        3                 2,111,976
     Preferred stock,  Mid-Central    3          8,799,900
                                              ------------
                                                               24,992,930

Other Liabilities                     26
  Tenant security deposits            5             72,114
                                              ------------
                                                                   72,114
                                                             ------------
     Total Liabilities                                       $262,290,411
(Deficiency) of Assets Over Liabilities                       (99,983,376)
                                                             ------------
     Total Liabilities and (Deficiency)                      $162,307,035
                                                             ============

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------

DISCLAIMER
----------
The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                  STATEMENT OF RECEIPTS AND DISBURSEMENTS
          FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 1998
                                (UNAUDITED)

                                      Notes
                                      -----
RECEIPTS                              2      10/1-12/31/98   YTD 12/31/98
--------                                     -------------   ------------
Premium receipts                             $        134          (8,596)
Rental receipts                                 1,049,327      11,141,099
Mortgage loans:
  (a)  Principal                                        0          79,460
  (b)  Interest                                    55,500         515,837
Proceeds from:
  (a)  Mortgage loans                                   0       6,200,422
  (b)  Real estate                             10,907,991      20,405,177
  (c)  Other invested assets                            0          26,432
Agents' balances received                          23,697         123,051
Collection of subsidiaries receivables                                  0
609,320
Recovery of taxes previously paid                       0          16,054
Other miscellaneous receipts and changes                0          16,215
                                             ------------    ------------
     Receipts before Investment Activities     12,036,649      39,124,471
                                             ------------    ------------

Interest and dividend receipts                  5,057,295    9,553,493.00
Proceeds from Sales:
  (a)  Short-term investments                  37,805,969      85,368,508
  (b)  Bonds                                  228,517,847     280,724,579
  (c)  Stocks                                           0               0
                                             ------------    ------------
     Receipts from Investment Activities      271,381,111     375,646,580
                                             ------------    ------------

Tenant-In-Possession receipts                   1,105,184       2,259,926
                                             ------------    ------------

Total Cash Receipts                          $284,522,944     417,030,977
                                             ============    ============

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
-----------

DISCLAIMER
----------

The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                  STATEMENT OF RECEIPTS AND DISBURSEMENTS
          FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 1998
                                (UNAUDITED)

                                      Notes
                                      -----
DISBURSEMENTS                         2      10/1-12/31/98   YTD 12/31/98
-------------                                -------------   ------------
Losses/benefit payments               23     $          0         105,148
LAE payments                                       33,334         267,570
Legal fees                                      1,416,678       5,788,025
Accounting fees                                    66,594         100,692
Receivers fees                                     33,030         143,147
Consulting fees                                   617,815       4,555,213
Commissions                                          (157)         (7,641)
Salaries                                          182,652         688,234
Employee benefits                                   7,218         230,407
Real estate taxes                                 505,114       1,002,346
Payroll and other taxes                            56,669          92,005
Rent and related expenses                          32,968         723,289
Office expenses and miscellaneous                  67,133         466,187
ABN Amro Bank  payment                20       62,903,463      62,903,463
Interest expense                                        0               0
                                             ------------    ------------
     Total Disbursements                       65,922,511      77,058,085
                                             ------------    ------------
Distributions:
  (a)  Distributions of assets        1                 0      34,880,662
  (b)  Early access distributions                       0               0
                                             ------------    ------------
     Distributions                                      0      34,880,662
                                             ------------    ------------
     Disbursements & Distributions
      Before Investment Activities             65,922,511     111,938,747
                                             ------------    ------------
Investment expenses                   24                0         514,119
Purchase of:
  (a)  Short-term investments                  47,870,346     129,743,532
  (b)  Bonds                                  168,653,240     174,322,558
  (c)  Stocks                                           0               0
  (d)  Mortgage loans                                   0               0
  (e)  Real estate                                      0          47,688
                                             ------------    ------------
     Disbursements for Investment Activities  216,523,586     304,113,778
                                             ------------    ------------
Tenant-In-Possession disbursements              1,663,820       2,375,926
                                             ------------    ------------
Total Cash Disbursements                      284,109,917     418,942,570
                                             ============    ============

Net Increase (Decrease) in Cash                   413,027      (1,911,593)
Cash at September 30 and January 1, 1998        1,285,186       3,609,806
                                             ------------    ------------
Cash at December 31, 1998             5      $  1,698,213       1,698,213
                                             ============    ============

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
-----------

DISCLAIMER
----------

The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

             KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                         IN LIQUIDATION
                NOTES TO THE FINANCIAL STATEMENTS
                        DECEMBER 31, 1998
                           (UNAUDITED)


1. REORGANIZATION AND REINSURANCE OF THE LIFE AND HEALTH INSURANCE ASSETS OF KENTUCKY CENTRAL LIFE INSURANCE COMPANY AND ORDER OF LIQUIDATION - On February 12, 1993, Kentucky Central Life Insurance Company ("Kentucky Central" or the "Company") was placed into rehabilitation by an order of the Franklin Circuit Court ("Court") after a determination by the Commissioner of the Kentucky Department of Insurance that such action was necessary for the protection of the Company's policyholders. On February 9, 1994, after a thorough investigation regarding rehabilitating versus liquidating the Company, the Commissioner, in his capacity as Rehabilitator of Kentucky Central, filed a motion for reorganization and reinsurance of the Company's life and health assets and a petition of liquidation with the Court.

     On August 18, 1994, the Court issued an order approving the motion of the Rehabilitator for Reorganization and Reinsurance of the Company's life and health assets with Jefferson-Pilot Life Insurance Company ("JP Life"). (The Rehabilitator's Plan of Reorganization and Reinsurance together with the Guaranty Association Participation Agreement By and Among the National Organization of Life and Health Insurance Guaranty Associations and the Participating State Life and Health Insurance Guaranty Associations and Kentucky Central Life Insurance Company Acting By and Through Don W. Stephens, Insurance Commissioner of the Commonwealth of Kentucky, As Rehabilitator and Liquidator of KCL and Jefferson Pilot Life Insurance Company are hereinafter collectively referred to as the "Plan.") In conjunction therewith, the Court issued an order terminating the rehabilitation and directing the liquidation of the Company (the "Order"). The Company was ordered into liquidation following a determination by the Court that the Company was insolvent and that rehabilitation of the Company was not feasible. The Order was affirmed by the Supreme Court of Kentucky on May 11, 1995.

     The key element of the Rehabilitator's Plan of Reorganization and Reinsurance, the transfer to JP Life of most of the Company's assets in exchange for JP Life's agreement to assume and "enhance" the life insurance policies and annuity contracts previously issued by the Company, was closed on May 31, 1995. All policyholders of the Company were given the right, if they chose to do so, to keep their life insurance and annuity contracts, and immediately become policyholders of JP Life; such policyholders are referred to herein as "Opt-ins." Those policyholders who elected not to have their policies transferred are referred to herein as "Opt-outs."

     In consideration for JP Life's assumption of the liabilities for Opt-ins, the Company transferred bonds, short-term securities, cash, policy loans and certain miscellaneous assets with a total estimated value of $762,862,093 to JP Life on the date of closing. Policyholders representing approximately 95% of the total policy values in force opted into the Plan and were transferred to JP Life on the date of closing.

     The life insurance guaranty associations of the states where the Company was licensed to do business transferred assets consisting of cash and notes with a total value of $109,986,918 to JP Life in connection with the closing. Such assets, along with an enhancement added by JP Life, were used to restore the policy values of Opt-ins whose policies were covered by one of the guaranty association funds to their full amount as recorded by the Company as of the closing date and for uncovered policyholders restructured account values to the extent supported by the assets. In return for this advancement of assets on behalf of covered policyholders, the state guaranty associations obtained what is now a class 2 priority claim against the Company. The shortfall on uncovered policies was calculated at closing to be $11,231,328.

     Under the Plan, the Company retains a liability to Opt-ins over and above the amount of their full policy value as of the closing date. The ultimate amount of this liability, referred to as the Reimbursable Amount, depends on the interest rates from February 12, 1993 until a date five years from closing (i.e., May 31, 2000), and on the persistency of Opt-in policies during the five-year period after closing.

     Policyholders representing approximately 5% of the total policy values in force opted out of the Plan. The Company is obligated to pay these policyholders their proportionate share of the Company's assets up to the full amount of their statutory reserve as of February 12, 1993, plus any additions to their policy values from premiums paid and less any deductions to their policy values subsequent to that date. The full amount of such obligation to Opt-outs was approximately $57 million. The Plan calls for the Company to pay these amounts in three installments. The first installment, equivalent to 75% of the total opt-out amount, was due, and paid, 120 days after closing. The second installment was paid June 23, 1997.

     Assets not transferred to JP Life remained with the Company and are being liquidated by the Commissioner of the Kentucky Department of Insurance who has been designated as the Liquidator of the Company. The Liquidator is vested by operation of law with the title to all of the Company's property, contracts, and rights of action, and may recover and reduce all such assets to possession and liquidate them in accordance with the terms of the Order and applicable law. The court has ordered the Liquidator to liquidate the remaining assets of the estate as rapidly and economically as he can. As these assets are liquidated, they will be utilized to repay the guaranty associations and to make policyholders whole. The remaining assets of the Company, if any, will be distributed to other creditors and shareholders in the priority established by statute.

     Pursuant to the terms of the Plan, $50,000,000 from the assets of Kentucky Central was disbursed on February 13, 1996. Of this amount $41,039,878 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $3,557,738 was applied to reduce policy benefits due uncovered policies and $2,291,194 was applied to the Opt-in Traditional liability. The remaining $3,111,190 was later distributed to Opt-out policyholders.

     In a similar transaction, $40,000,000 was distributed from the assets of the Company in May and June 1997. Of this amount, $32,890,768 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $2,774,651 was applied to reduce policy benefits due uncovered policies and $1,834,469 was applied to the Opt-in Traditional liability. The remaining $2,500,112 was distributed to Opt-out policyholders on June 23, 1997.

     In May 1998, an additional $34,880,662 was distributed from the assets of the Company. Of this amount, $31,647,582 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $3,233,080 was applied to reduce policy benefits due uncovered policies and Opt-in Traditional liability.

2. BASIS OF PRESENTATION - The accompanying financial statements of Kentucky Central Life Insurance Company (In Liquidation) are unaudited. The balance sheet has been prepared on a modified liquidating basis, that is, assets have been reported at their estimated market value when known, otherwise, they are reported on the basis more particularly described herein. The financial statements are presented generally in a format established by the National Association of Insurance Commissioners ("NAIC") Report on Receiverships.

     With regard to the liabilities, for the purposes of these financial statements, the liabilities have been preliminarily classified in accordance with the statutory scheme set forth in Chapter 304 of the Kentucky Revised Statutes, Subtitle 33,
Section 430. The classifications and amounts are subject to further review and change, and the Liquidator is not bound or prejudiced by the classification of the liabilities on the financial statements as the process for reviewing the liabilities and claims is ongoing. Claims filed in the amount of $1,422,112,785 are not reflected on the financial statements. See footnote number 29(b) for additional information regarding these claims.

     The Statement of Receipts and Disbursements is prepared on a cash basis. Since the Company has been in both rehabilitation and liquidation, the books and records were not organized in such a manner to facilitate the accounting of receipts and disbursements on a cash basis from the date of rehabilitation.

     The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

3. OWNERSHIP AND AFFILIATED COMPANIES - The common stock of Kentucky Central consists of two classes: Voting and Class A Non-voting. The Class A Non-voting common stock is publicly held and was traded on the NASDAQ stock market until removed from listing in April 1993. Further, Kentucky Central owned 100% of the common stock of Mid-Central Investment Co., Inc. ("Mid-Central"). The Company's investment in Mid-Central was previously reported on the financial statements of Kentucky Central on an equity basis. However, effective September 30, 1997, the assets and liabilities of Mid-Central were combined with the assets and liabilities of Kentucky Central consistent with the Liquidator's position regarding the true nature of these assets and liabilities under the Insurers Rehabilitation and Liquidation
Law, KRS 304.33-010 et seq.   The preferred stock of Mid-Central
was not owned by Kentucky Central. The owners of said stock have filed claims with the Liquidator. The Liquidator has classified these claims, together with the related accrued dividends, as a Class 10 liability.

4. ORDER OF DISTRIBUTION - The order of distribution from the assets of the Company's estate is set forth at KRS 304.33-430. An amendment of the statute went into effect July 15, 1996. By its express terms, the statute applies and governs the priority of distribution of assets in any proceeding to liquidate an insurer pending on the effective date of the statute. Accordingly, the order of distribution of Kentucky Central's assets is governed by the statute, as amended.

     The statute, as amended, provides as follows:

     Section 1. The order of distribution of claims from the insurer's estate shall be as stated in this section. The first fifty dollars ($50) of the amount allowed on each claim in the classes under subsections
     (2) to (6), inclusive, of this section, shall be deducted from the claim and included in the class under subsection (8) of this section. Claims may not be cumulated by assignment to avoid application of the fifty dollars ($50) deductible provision. Subject to the fifty dollars ($50) deductible provision, every claim in each class shall be paid in full or adequate funds retained for the payment before the members of the next class receive any payment. No subclasses shall be established within any class. No claim by a shareholder, policyholder, or other creditor shall be permitted to circumvent the priority classes through the use of equitable remedies.

     (1) Administration costs. The costs and expenses of administration, including but not limited to the following: the actual and necessary costs of preserving or recovering the assets of the insurer; compensation for all services rendered in the liquidation; any necessary filing fees; the fees and mileage payable to witnesses; and reasonable attorneys' fees.

     (2) Loss and unearned premium claims. Claims by policyholders, beneficiaries, and insureds arising from and within the coverage of and not in excess of the applicable limits of insurance policies and insurance contracts issued by the company, and liability claims against insureds which claims are within the coverage of and not in excess of the applicable limits of insurance policies and insurance contracts issued by the company, and claims of guaranty associations or foreign guaranty associations. Notwithstanding the foregoing, the following claims shall be excluded from Class 2 priority:

          (a) Obligations of the insolvent insurer arising out of reinsurance contracts;

          (b) Obligations incurred after the expiration date of the insurance policy or after the policy has been replaced by the insured or canceled at the insured's request or after the policy has been canceled as provided in this chapter. Notwithstanding this subsection, earned premium claims on policies, other than reinsurance agreements, shall not be excluded;

          (c) Obligations to insurers, insurance pools, or underwriting associations and their claims for contribution, indemnity or subrogation, equitable or otherwise;

          (d) Any claim which is in excess of any applicable limits provided in the insurance policy issued by the insolvent insurer;

          (e) Any amount accrued as punitive or exemplary damages unless expressly covered under the terms of the policy; and

          (f) Tort claims of any kind against the insurer, and claims against the insurer for bad faith or wrongful settlement practices.

     (3) Claims of the federal government other than those claims included in Class 2.

     (4)  Wages.

          (a) Debts due to employees for services performed, not to exceed one thousand dollars ($1,000) to each employee which have been earned within one (1) year before the filing of the petition for liquidation. Officers shall not be entitled to the benefit of this priority.

          (b) This priority shall be in lieu of any other similar priority authorized by law as to wages or compensation of employees.

     (5) Residual classification. All other claims including claims of the federal or any state or local government, not falling within other classes under this section. Claims, including those of any governmental body, for a penalty or forfeiture, shall be allowed in this class only to the extent of the pecuniary loss sustained from the act, transaction or proceeding out of which the penalty or forfeiture arose, with reasonable and actual costs occasioned thereby. The remainder of such claims shall be postponed to the class of claims under subsection (8) of this section.

     (6) Judgments. Claims based solely on judgments. If a claimant files a claim and bases it both on the judgment and on the underlying facts, the claim shall be considered by the liquidator who shall give the judgment such weight as he deems appropriate. The claim as allowed shall receive the priority it would receive in the absence of the judgment. If the judgment is larger than the allowance on the underlying claim, the remaining portion of the judgment shall be treated as if it were a claim based solely on a judgment.

     (7) Interest on claims already paid. Interest at the legal rate compounded annually on all claims in the classes under subsections (1) to (6) of this section, inclusive, from the date of the petition for liquidation or the date on which the claim becomes due, whichever is later, until the date on which the dividend is declared. The liquidator, with the approval of the court may make reasonable classifications of claims for purposes of computing interest, may make approximate computations and may ignore certain classifications and time periods as de minimis.

     (8) Miscellaneous subordinated claims. The remaining claims or portions of claims not already paid, with interest as in subsection (7) of this section:

          (a) The first fifty dollars ($50) of each claim in the classes under subsections (2) to (6), inclusive, of this section, subordinated under this section;

          (b)  Claims under subsection (2) of KRS 304.33-380;

          (c)  Claims subordinated by KRS 304.33-600;

          (d)  Claims filed late;

          (e)  Portions of claims subordinated under subsection
               (5) of this section; and

          (f) Claims or portions of claims, payment of which is provided by other benefits or advantages recovered or recoverable by the claimant.

     (9) Preferred ownership claims. Surplus or contribution notes, or similar obligations, and premium refunds on assessable policies. Interest at the legal rate shall be added to each claim, as in subsections (7) and (8) of this section.

     (10) Proprietary claims. The claims of shareholders or other owners.

     Section 2. Section 1 of this Act shall apply to and govern the priority of the distribution of assets in any proceeding to liquidate an insurer pending on or commenced on or after the effective date of the Act.

The liabilities on the accompanying balance sheet are presented in accordance with the order of distribution set forth in the amended statute.

5. CASH - As of December 31, 1998, Kentucky Central had cash on deposit in banks of $ 1,698,213 of which $72,114 was restricted as tenant security deposits on real estate owned by the Company.

6. SHORT-TERM INVESTMENTS - Short-term investments consisted of the following: certificates of deposit in the amount of $366,864, money market accounts in the amount of $451,694, U.S. Treasury bills and Treasury Obligations equal to $77,560,297. Money market accounts in the amount of $289,838 and $1,294,481 of the T-bills are being held by or on behalf of various state departments of insurance. Certificates of deposit for $366,864 are held as collateral to secure letters of credit which guarantee contract performance on properties owned by the Company.

7. BONDS - Bonds in the amount of $24,882,613 are principally stated at their market value as obtained from published information concerning the market value of such bonds. The bond values are NOT based upon valuations published by the NAIC Committee on Valuation of Securities. Certain Fayette County and Kentucky Development Finance Authority bonds with a par value of $16,400,000 are included in the total at their book value of $16,400,000 as their market value is not readily ascertainable. Additionally, bonds with a market value of $800,391 are being held by the state department of insurance of South Carolina.

8. MORTGAGE LOANS - Mortgage loans on real estate are NOT stated at their market value as of December 31, 1998, but are stated at the lower of their unpaid principal balance or at the appraised value of the underlying collateral. The appraisals being used were primarily obtained on varying dates in 1998. Further, the mortgage loans are reported net of $221,431, the estimated costs to dispose of the loans.

9. REAL ESTATE - Real estate is stated at its estimated market value as of December 31, 1998, based on appraisals obtained between 1993 and 1998. Additionally, the total of the real estate is reported less estimated disposition costs of $2,902,000.

10. INVESTMENT IN M-C REALTY, INC. - At December 31, 1998, the Company owned 100% of the common stock of M-C Realty, Inc. ("M-C"). M-C owns 100% of the common stock of Wilkinson Hotel Enterprises, Inc. ("WHE"). WHE is a 1% general partner and M-C is a 95% limited partner in Wilkinson Hotels, Ltd. Wilkinson Hotels Ltd. is the owner and operator of the Capital Plaza Hotel in Frankfort, Kentucky.

     The Company's investment in M-C is reported on an equity basis. The primary asset of M-C is the hotel and its furniture and fixtures. As of December 31, 1998, the hotel and its furniture and fixtures had an appraised value equal to $8,500,000.

     The primary liabilities of M-C include bonds which were payable at December 15, 1997 in the amount of $5,000,000, a second mortgage in the amount of $244,041 held by Kentucky Economic Development Finance Authority and $461,734 due on a Community Development Block Grant issued by the City of Frankfort. The Company holds the bonds while Central Bank & Trust Company is the Trustee. The Liquidator has entered into an agreement with the Trustee of the bonds and the holder of the second mortgage which permits Wilkinson Hotels, Ltd. to continue to make interest and other payments on the bonds and the mortgage through December 15, 1999.

     In August 1996, M-C and certain current and former affiliates of M-C filed refund claims for corporate taxes paid to the Commonwealth of Kentucky for the 1991-94 tax years. The total amount of refunds sought is $1,132,166. The probability of collection of the refunds is unknown at this time. Accordingly, the refund claims are not reflected on the balance sheet as of this date.

11. OTHER INVESTED ASSETS - The Company is also a 99% partner in two rental property ventures styled Fred Burns Limited
Partnerships I and II. The value to the Company of these investments, if any, is dependent upon the outcome of pending litigation. Due to the inherent uncertainty involved with litigation, it was deemed inappropriate to place any value upon these interests at this time.

12. FEDERAL INCOME TAX RECOVERABLE - The Company filed amended federal income tax returns on September 13, 1996 for the 1989-91 tax years requesting refunds of $18,502,455 plus interest. The amended returns were filed on the basis that certain Treasury Regulations were invalid. The Treasury Regulations at issue prevent the carryback of life subgroup losses to offset nonlife subgroup income on a consolidated return. The Company filed suit in the United States District Court for the Eastern District of Kentucky on May 5, 1997 in order to collect the refund claims.
On July 17, 1998, the Court entered summary judgment in favor of the United States. The Liquidator has appealed to the Sixth Circuit Court of Appeals. The probability of collection of the refund claims is unknown at this time. Accordingly, no amount is shown for the refund claims on the balance sheet as of this date.

13. MISCELLANEOUS ASSETS - This amount consists of a utility deposit of $2,000 for property owned by the Company in Frankfort, Kentucky.

No value has been reflected on the balance sheet for Agents Debit
Balances, Furniture & Fixtures and Other


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
Receivables and Prepaid Expenses due to the fact that realization of the value of the accounts is unlikely. However, collection activities continue on all accounts due the Company and any unused fixed assets will be disposed of at the appropriate time. The net book value of the accounts as of December 31, 1998 was as follows: Agents Debit Balances - $6,134,385 Furniture & Fixtures
- $49,175 and Other Receivables and Prepaid Expenses -
$15,290,860.

14. RESERVE FOR KENTUCKY CENTRAL RETIREMENT PLAN - This is an estimate of the amount which may be necessary to accomplish a standard termination of the Kentucky Central Retirement Plan. By order date September 23, 1997, the Franklin Circuit Court authorized the Liquidator to pay up to seven million dollars to effectuate a standard termination of the Plan.

15. GUARANTY ASSOCIATIONS' REIMBURSABLE COSTS UNDER THE PLAN - This is an estimate by the guaranty associations of their administrative costs under the Plan. The Guaranty Associations have incurred additional costs since submitting this estimate which are also reimbursable under the Plan. The additional costs are likely to be several million dollars and will be reflected in the financial statements when the additional expenses have been reviewed and agreed to by the Liquidator.

16. OPT-IN AMOUNTS - This liability is a combination of the following: reimbursement for the reduced account values resulting from the difference in the rate credited to policyholders from February 12, 1993 to May 31, 1995 versus the new money rate as described in the Plan, reimbursement for the reduced account values resulting from non-contractual expenses charged by JP Life during the moratorium period subsequent to the closing as required by the Plan and reimbursement of reduced account values resulting from lower than market credited interest rates applied by JP Life during the moratorium period subsequent to the closing as required under the Plan.

17. GUARANTY ASSOCIATIONS' ADVANCES - This amount, together with accrued interest at the rate set forth in the Plan, is the amount that the guaranty associations paid JP Life on behalf of Kentucky Central to cover the short-fall in assets that were transferred to JP Life at closing.

18. GUARANTY ASSOCIATIONS' POST-CLOSING COSTS - This is an estimate of the guaranty associations continuing support costs through the five-year Plan period, together with accrued interest at the rate set forth in the plan.

19. OPT-OUT AMOUNTS - On May 31, 1995, policyholders which elected to opt-out of the Plan surrendered their policies to Kentucky Central. The calculation of policy account values for opt-out liabilities was prepared pursuant to the Plan approved by the Court. The first payment (75% of the opt-out payment) was made within 120 days of Closing. The second payment (12.5% of the opt-out payment) was made two years after closing. The balance (12.5% of the opt-out payment) is to be disbursed with interest four years after closing. Included in this liability is the difference between the amounts scheduled to be paid to Opt-out policyholders using the opt-out percentage as defined in the Plan versus 100% of the statutory reserve as of February 12, 1993 adjusted for policy loans and interim period amounts.


20. ABN AMRO BANK - This amount represents the principal of $50,323,634 and interest of $12,579,829 due ABN Amro Bank, N.V., ("ABN") as a result of a sale lease back transaction, the subject of which was Kentucky Central's home office building and related properties.

21. GENERAL CREDITORS - This liability consists primarily of amounts due to agents under a deferred compensation agreement formerly maintained by the Company.

22. OTHER EQUITY CLAIMS - The amounts reflected as Class 10 claims include the book value of the shareholders'



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
common stock and additional paid-in-capital ($13,414,830), the outstanding dividends and fractional shares related to the common stock ($666,224), the book value of the preferred stock of Mid-
Central ($8,799,900) and the related accrued dividends
($2,111,976).

23. LOSSES/BENEFIT PAYMENTS - This amount includes payments made to policyholders with claims occurring prior to May 31, 1995 and continuing claims on credit insurance.

24. INVESTMENT EXPENSES - This expense is generally related to the operation and maintenance of the Company' investments in bonds and real estate.

25. LIABILITY TO OPT-IN POLICYHOLDERS - The Plan creates a liability to policyholders for the difference between policyholder account values as calculated before and after restructuring. The liability to Opt-in policyholders was reduced at closing by amounts paid to JP Life for the benefit of the policyholders by the guaranty associations on behalf of Kentucky Central (and such reduction is currently shown as a liability to the guaranty associations). The Plan also calls for a discharge of the liability to Opt-in policyholders upon an order by the Court after several events have occurred. It is currently anticipated that the entire amount of this liability (approximately $249 million) will ultimately be discharged by the Court. Therefore, no dollar amount is included in the financial statement.

26.  CONTINGENT LIABILITIES

     (a) INCOME TAXES - The Company may have a tax liability for Phase III taxable income. Phase III taxable income results from certain reductions to the Company's "policyholders' surplus account." The policyholders' surplus account is an untaxed income account that was accumulated under prior tax law. It is the Company's contention, supported by tax case law, that the Company will not have any federal tax liability related to reductions in this account. If a liability is found to exist, the tax is estimated to be between $2.1 and $2.6 million. Additionally, any such tax liability will increase the amount by which the Company's liabilities exceed its assets.

     (b) CLAIMS FILED - Claims in the amount of $1,422,112,785 have been filed against Kentucky Central pursuant to the claims process required under KRS 304 Subtitle 33. The majority of these claims are not reflected in the financial statements as they are in the process of being reviewed. However, a few of the known claims are reflected. While a number of the claims may be rejected and disallowed, to the extent these claims are proven valid, they will have the effect of increasing the amount by which the Company's liabilities exceed its assets for the claims which are not already recorded as liabilities. Additionally, interest will accrue at the legal rate on those claims which are proven valid; such interest is a class 7 liability.

     The Liquidator cautions that under KRS 304.33-360(2), certain claimants may assert valid claims after the expiration of the claims bar date. Further, under KRS 304.33-360(1), certain claims - specifically, preferred ownership and proprietary claims under subsections (9) and (10) of KRS 304.33-430 and claims for unearned premiums and cash surrender values or other investment values in life insurance and annuities - are not required to be filed. Thus, total claims asserted against the Liquidator may actually be in excess of the amounts set forth above. The extent of any such additional liability is uncertain at this time.

     (c) PENDING LITIGATION - A summary of the litigation in which the Company is a party is included in each Report to the Court filed on a periodic basis in Franklin Circuit Court. The claims of litigants against the Company have not been analyzed for financial reporting purposes. Accordingly, no judgment has been made as to whether the Company will have any liability to the litigants or the amount, if any, of such liability.



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